UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
December 2, 2016

RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Guy J. Constant resigned his position as Executive Vice President - Finance, Chief Financial Officer and Treasurer of Rent-A-Center, Inc. (the “Company”) effective as of December 2, 2016. Mr. Constant was a named executive officer of the Company for the fiscal year ending December 31, 2015. Mr. Constant’s resignation is a termination without “cause” pursuant to Section 3(a) of the executive transition agreement between Mr. Constant and the Company. Accordingly, Mr. Constant is entitled to certain payments and benefits including:

•	unpaid but earned base salary through December 2, 2016;

•	a pro rata bonus calculated based upon Mr. Constant’s bonus, if any, for the year ended December 31, 2016; and

•	one and one half times the sum of Mr. Constant’s highest annual rate of salary during the previous 24 months.
The form of executive transition agreement to which Mr. Constant is a party is filed as Exhibit 10.24 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.
In addition, Mr. Constant will comply for a period of two (2) years with certain post-employment covenants, including non-compete and confidentiality obligations, pursuant to the loyalty and confidentiality agreement between Mr. Constant and the Company. The form of loyalty and confidentiality agreement to which Mr. Constant is a party is filed as Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.
Maureen B. Short, the Company’s current Senior Vice President - Finance, Investor Relations and Treasury, will serve as Interim Chief Financial Officer, effectively immediately. Ms. Short, 41, has served as the Company’s Senior Vice President - Finance, Investor Relations and Treasury since November 2014, Senior Vice President - Finance, Analytics and Reporting from March 2013 to November 2014, and Vice President - Finance and Analytics from August 2010 to March 2013. Ms. Short joined the Company in 2008 as Director of Financial Planning & Analysis. Prior to joining the Company, Ms. Short spent five years with Blockbuster, Inc. in Strategic Planning and Finance. Earlier in her career, she held corporate-finance positions with Sprint and Vartec Telecom. She earned an MBA in Finance and Marketing from the University of Florida and a Bachelor of Business Administration from the University of Kansas.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date:	December 5, 2016	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President - Assistant General Counsel
and Secretary